POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc. and Calvert Social Investment Fund (the "Funds"), hereby constitute William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke and Lancelot King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

December 12, 2002

Date

Rebecca Adamson

Name of Director

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc. and Calvert Social Investment Fund (the "Funds"), hereby constitute William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke and Lancelot King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

            WITNESS my hand on the date set forth below.

December 17, 2002

Date

Richard Baird

Name of Director

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc. and Calvert Social Investment Fund (the "Funds"), hereby constitute William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke and Lancelot King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

December 10, 2002

Date

Frederick A. Davie, Jr.

Name of Director

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc. and Calvert Social Investment Fund (the "Funds"), hereby constitute William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke and Lancelot King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

December 10, 2002

Date

John G. Guffey

Name of Director

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc. and Calvert Social Investment Fund (the "Funds"), hereby constitute William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke and Lancelot King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

December 10, 2002

Date

Joy Jones

Name of Director

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc. and Calvert Social Investment Fund (the "Funds"), hereby constitute William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke and Lancelot King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

December 10, 2002

Date

Barbara Krumsiek

Name of Director

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc. and Calvert Social Investment Fund (the "Funds"), hereby constitute William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke and Lancelot King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

December 10, 2002

Date

Terrence Mollner

Name of Director

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc. and Calvert Social Investment Fund (the "Funds"), hereby constitute William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke and Lancelot King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

December 10, 2002

Date

Sydney A. Morris

Name of Director

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc. and Calvert Social Investment Fund (the "Funds"), hereby constitute William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including,, but not limited to, the Securities Act of 1933, the securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Adviser's Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

December 10, 2002

Date

Charles T. Nason

Name of Director

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc. and Calvert Social Investment Fund (the "Funds"), hereby constitute William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke and Lancelot King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

December 10, 2002

Date

Frederick A. Davie, Jr. III

Name of Director

POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc. and Calvert Social Investment Fund (the "Funds"), hereby constitute William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

December 17, 2002

Date

Ronald Wolfsheimer

Name